SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 13a-6 (e) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FCSTONE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

December 7, 2005

Stockholder:

FCStone Group, Inc cordially invites it Stockholders to the Annual Meeting of Stockholders to be held on January 5, 2006 at 8:00 a.m., local time, at the West Des Moines Marriott, 1250 Jordan Creek Parkway, West Des Moines, Iowa. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement contain detailed information about the business to be transacted at the meeting. Also contained in this package is our Annual Report, filed on Form 10-K, for the fiscal year ended August 31, 2005, which sets forth additional important business and financial information about us.

The prompt return of your Proxy in the enclosed postage prepaid envelope will ensure that as many shares as possible are represented.

Very truly yours,

FCSTONE GROUP, INC.

/s/ PAUL G. ANDERSON
Paul G. Anderson
Chief Executive Officer

FCSTONE GROUP, INC.

2829 Westown Parkway, Suite 200

West Des Moines, Iowa 50266

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 5, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FCStone Group, Inc., an Iowa corporation (the “Company”), will be held on January 5, 2006 at 8:00 a.m., local time, at the West Des Moines Marriott, 1250 Jordan Creek Parkway, West Des Moines, Iowa, for the following purposes:

1. To elect three Class I Directors and one Class II Director, each to serve for a three-year term until the first Annual Meeting of Stockholders of the Company to be held after the Company’s 2008 fiscal year and until their respective successors are duly elected and qualified;

2. To ratify the selection of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2006; and

3. To consider and act upon any other matters which may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The foregoing matters are more fully described in the accompanying Proxy Statement.

In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on December 1, 2005 as the record date for the determination of the holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors of the Company solicits you to sign, date and promptly mail the Proxy in the enclosed postage prepaid envelope, whether or not you intend to be present at the Annual Meeting of Stockholders.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ ERIC PARTHEMORE
Eric Parthemore
Secretary

December 7, 2005

West Des Moines, Iowa

FCSTONE GROUP, INC.

2829 Westown Parkway, Suite 200

West Des Moines, Iowa 50266

PROXY STATEMENT

INTRODUCTION

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FCStone Group, Inc., an Iowa corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on January 5, 2006 at 8:00 a.m., local time, at the West Des Moines Marriott, 1250 Jordan Creek Parkway, West Des Moines, Iowa , and any adjournment thereof (the “Annual Meeting”). On or about December 7, 2005, the Company anticipates mailing this Proxy Statement, the accompanying form of Proxy and the Notice of Annual Meeting of Stockholders, and the Company’s Annual Report for the fiscal year ended August 31, 2005 to the holders of record of outstanding shares of common stock, no par value, of the Company (the “Common Stock”) as of December 1, 2005.

Who Can Vote

Only the holders of record of shares of Common Stock as of the close of business on December 1, 2005 are entitled to vote on the matters to be presented at the Annual Meeting, either in person or by proxy. Holders of shares of Common Stock are entitled to one vote per share outstanding in their names on the record date with respect to such matters. At the close of business on December 1, 2005, there were outstanding and entitled to vote a total of 4,828,279 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

How To Vote

You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, complete, date and sign the accompanying Proxy and return it promptly in the enclosed postage prepaid envelope. The persons designated as proxies were selected by the Board of Directors and are officers and directors of the Company. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with Stockholders’ instructions. If no instructions are given, duly executed Proxies will be voted as follows:

1.	To elect three Class I Directors and one Class II Director, each to serve for a three year term until the first Annual Meeting of Stockholders of the Company to be held after the Company’s 2008 fiscal year and until their respective successors are duly elected and qualified;

2.	To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for fiscal year 2006; and

3.	In the discretion of the proxy holder as to any other matter properly coming before the Annual Meeting of Stockholders or an adjournment thereof.

Revocation of Proxies

Your Proxy may be revoked at any time prior to its exercise by written notice of revocation delivered to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy, but your Proxy will not be used if you attend the Annual Meeting and prefer to vote in person.

Voting and Quorum Requirements

The presence in person or represented by proxy of holders of 25% of all outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

Directors of the Company are elected by a majority of the votes properly cast at the Annual Meeting for the election of directors by holders entitled to vote in the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “For” or “Withheld” affect the outcome. Abstentions are not counted for purposes of the election of directors.

Approval of the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm requires a majority of the votes properly cast with respect to such action at the Annual Meeting. Abstentions are not counted for purposes of the approval of this proposal.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation provide that the number of directors of the Company shall be fixed by the Company’s Bylaws. The Company’s directors are divided into three classes (designated a Class I, Class II and Class III). Class I has eight directors, Class II has one director, and Class III has one director. The Board of Directors selects (a) nominees for election as Class I directors after considering preference ballots provided by holders of Common Stock, (b) a nominee for election as the Class II director after considering preference ballots provided by the 12 largest stockholders of the Company, including the trustee of the ESOP (“Large Stockholders”), and (c) a nominee for election as the Class III director without consideration of preference ballots. See “— Director Nomination Process” below.

Class I, Class II and Class III directors are further divided into three groups with the directors in each group serving three-year staggered terms. The Board of Directors currently consists of ten members. The Board of Directors has determined that all members of the Board of Directors are independent directors as defined by the Securities and Exchange Commission (the “SEC”). At the Annual Meeting of Stockholders, the stockholders will vote on the election of three Class I directors, one from each of the Central, Northwestern and Southwestern regions, and one Class II director.

The Board of Directors intends to present for action at the Annual Meeting Doug Derscheid, Bruce Krehbiel and Tom Leiting, as nominees for election as Class I directors and Brent Bunte as the nominee for election as Class II Director at the Annual Meeting, with all directors elected to serve for a three year term until the annual meeting of stockholders to be held after the Company’s 2008 fiscal year and until their respective successors are duly elected and qualified.

Stockholders do not have cumulative voting rights in the election of directors. Directors will be elected by a majority of the votes properly cast in person or by proxy by holders entitled to vote in the election of directors at the Annual Meeting.

It is intended that shares represented by a Proxy given pursuant to this solicitation will be voted in favor of the election of Doug Derscheid, Bruce Krehbiel and Tom Leiting as Class I directors and of Brent Bunte as the Class II director, unless such authority is specifically withheld. In the event that any of such persons should become unavailable for election, it is intended that the shares of Common Stock represented by the Proxy will be voted for such substitute nominee as may be nominated by the Board of Directors. The above-named persons have indicated willingness to serve if elected, and it is not anticipated that any of them will become unavailable for election.

The Company’s Bylaws provide that advance notice of nominations by Stockholders for an election of directors must be given. Written notice of the Stockholder’s intent to make a nomination at a meeting of Stockholders must be personally delivered to or mailed and received by the Secretary of the Company not later than 120 days in advance of the date of such meeting in the case of an annual meeting and, in the case of a special meeting, not more than seven days following the date of notice of the special meeting. The notice must contain: (a) the name and address of the Stockholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that the

Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) the name and address of the Stockholder, as they appear on the Company’s books, (d) the class and number of shares of the Company beneficially owned (as defined in Rule 13d-3 as then in effect under the Securities Exchange Act of 1934 (the “Exchange Act”)) by such nominating Stockholder and each nominee proposed by such Stockholder, (e) a description of all arrangements or understandings between the nominating Stockholder and each nominee and any other person or persons, including but not limited to, the Company’s competitors, suppliers, customers, labor unions or other persons with special interests regarding the Company (naming such person or persons), pursuant to which the nomination or nominations are to be made, (f) such other information regarding each nominee proposed by such Stockholder as would have been required to be included in a proxy statement filed pursuant to Regulation 14A, as then in effect, if the Company were soliciting proxies for the election of such nominees, (g) the consent of the nominee to serve as a director of the Company if so elected, (h) a statement by the recommending Stockholder supporting, in the view of the Stockholder, that the proposed nominee possesses the minimum qualifications prescribed by the Board of Directors for nominees, with a brief description of contributions that the nominee would be expected to make to the Board of Directors and to the governance of the Company, and (i) a statement as to whether, in the view of the Stockholder, the nominee would represent all Stockholders and not serve for the purpose of advancing or favoring any particular Stockholder or other constituent of the Company. The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Board of Directors.

No such notice has been received, and the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. In any event, the Board of Directors has no reason to believe that anyone will attempt to nominate another candidate for director. Persons recommended by Stockholders of the Company in accordance with the Company’s advance notice provision will be considered as recommendations for nomination by the Board of Directors.

The following table sets forth certain information as to the persons nominated by the Board of Directors for election as directors of the Company and as to each director whose term of office will continue after the Annual Meeting:

Name	Age	Director Since
Nominated for election to serve in office until the annual meeting held after fiscal year 2008
Bruce Krehbiel (Class I) (1)(2)	52	1988
Tom Leiting (Class I)	51	1997
Brent Bunte (Class II) (2)	49	2000
Doug Derscheid (Class I)	56	2003

To serve in office until the annual meeting held after fiscal year 2006
Rolland Svoboda (Class I)	46	2004
Dave Reinders (Class III)	49	2001
Kenneth Hahn (Class I)	53	2002

To serve in office until the annual meeting held after fiscal year 2007
Eric Parthemore (Class I) (1)(2)	56	1996
Jack Friedman (Class I) (1)	48	1996
David Andresen (Class I)	51	2005

(1)	Member of Executive Committee and Compensation Committee.

(2)	Member of Audit Committee.

Bruce Krehbiel is a Class I director from the Southwestern region. He has served as a director of the Company since 1988 and is our Chairman. Mr. Krehbiel is the manager of the Kanza Cooperative in Iuka, Kansas, and he has worked for the Kanza Cooperative since 1986. Mr. Krehbiel has held director positions on the boards of the Midwest Chapter of the National Society of Accountants for Cooperatives, CenKan, LLC, and Agri-Business Benefit Group.

Rolland Svoboda is a Class I director from the Central region. He has previously served as a director from January 1999 to January 2002 and is currently serving a term as director that commenced in January 2004. Mr. Svoboda is the general manager of Pro Cooperative in Gilmore City, Iowa. He has been with Pro Cooperative since 1999. Prior to his current position, Mr. Svoboda served for five years as the general manager of Farmers Coop in Hemingford, Nebraska.

Eric Parthemore is a Class I director from the Eastern region. He has served as a director since 1996 and is our Secretary and Treasurer. Mr. Parthemore is the president and chief executive officer of the Farmers Commission Company in Upper Sandusky, Ohio and has held that position since 1996. For the previous five years, he was the general manager of U.S. Commission Company. Mr. Parthemore is currently a member of the Ohio Agricultural Economic Development Council and was appointed in January 2004 to serve on the Ohio Agricultural Commodity Advisory Commission by the Secretary of Agriculture in the State of Ohio. Mr. Parthemore is a director on the Ohio AgriBusiness Association and serves as a trustee of the OABA Education Trust.

Tom Leiting is a Class I director from the Central region, and has served as a director since 1997. Mr. Leiting is the manager of the River Valley Cooperative in Clarence, Iowa. He has been employed by River Valley or one of its parent companies for the past 17 years. Prior to his position with River Valley, Mr. Leiting was employed by Swiss Valley Farms Services for eight years. Mr. Leiting is currently a member of the Associated Benefits Corporation Board of Directors. He is an advisory committee member for Land O’Lakes.

Brent Bunte is the Class II director. He has served as a director since 2000 and is the chairman of the audit committee. Mr. Bunte is the manager of the NEW Cooperative in Fort Dodge, Iowa, and has been with NEW Cooperative for 20 years. Mr. Bunte has held directorships with First American Bank and Associated Benefits Corporation.

Jack Friedman is a Class I director from the Central region. He has served as a director since 1996 and is our Vice Chairman. Mr. Friedman is the manager of Innovative Ag Services in Monticello, Iowa and has been with that firm or its predecessor company for 28 years. For the past 12 years, Mr. Friedman had served as manager of Swiss Valley Ag Center in Monticello, Iowa. Mr. Friedman has held directorships on the following boards: Industrial Telecommunications Association Board and the Land O’Lakes Feed Advisory Council. He currently serves on the board of the Iowa Institute of Cooperatives and the Dyersville Planning and Zoning Board.

Dave Reinders is the Class III director He has served as a director since 2001. Mr. Reinders is the general manager of Sunray Co-op in Sunray, Texas and has held that position since January 2004. Prior to his service at Sunray Co-op, Mr. Reinders was general manager of United Farmers Coop in George, Iowa, for ten years. Mr. Reinders was formerly a director of the Iowa Institute of Coops, the Agribusiness Association of Iowa and Land O’Lakes.

David Andresen is a Class I director from the Northwestern region. He has served as a director since January 6, 2005. Mr. Andresen is the general manager of 4 Seasons Cooperative and Petroleum Partners LLC in Britton, South Dakota and has served in that capacity for nine years. Mr. Andresen has served as the President of the South Dakota Managers Association, South Dakota Association of Cooperatives, Britton Area Chamber of Commerce and is currently the mayor of Britton, South Dakota.

Doug Derscheid is a Class I director from the Northwestern region. He has served as a director since 2003. Mr. Derscheid is the manager of the Central Valley Ag Cooperative in O’Neill, Nebraska and has been with Central Valley, and one of its predecessors, Central Farmers Cooperative, for the past 12 years. Prior to his work with Central Farmers, Mr. Derscheid was the general manager of Farmers Cooperative Elevator in Plymouth, Nebraska for seven years. Mr. Derscheid is currently Chairman of the Board of Cooperative Mutual Insurance Company and is the treasurer for the O’Neill Airport Authority. Mr. Derscheid is also a board member of the Nebraska Propane Gas Association and a Trustee for the Nebraska Managers Association.

Kenneth Hahn is a Class I director from the Southwestern region. He has served as a director since 2002. Mr. Hahn is the general manager of Planters Cooperative in Lone Wolf, Oklahoma and has been with Planters Cooperative for a total of 30 years, 22 years as manager and 8 years as assistant manager. Mr. Hahn has held director positions with the Coop Retirement Board, Oklahoma Coop Ginners Board, and Oklahoma Grain and Feed Association.

Meetings of the Board of Directors and Board Committees

The Board of Directors has established Audit and Compensation Committees of the Board of Directors. The Board of Directors has adopted a written charter for each of these committees. A copy of the Company’s Audit Committee Charter is attached to this proxy statement as Appendix A. The Board of Directors also has an Executive Committee, established by the Company Bylaws. During fiscal year 2005, the Board of Directors held six regular meetings and no special meetings, the Audit Committee held two meetings, and the Compensation Committee held two meetings. Each director attended at least 75% of the total meetings of the Board of Directors and the Board of Directors committees on which the director served during the fiscal year.

All directors except one attended last year’s annual meeting and all are expected to attend this year’s Annual Meeting.

Committees of the Board

Members of the Audit Committee and Compensation Committee serve at the pleasure of the Board of Directors.

Audit Committee. The Audit Committee is responsible for reviewing our financial statements, audit reports, internal financial controls and the services performed by the independent registered public accounting firm, and for making recommendations with respect to those matters to the Board of Directors. Currently, Brent Bunte is chairman of the Audit Committee. The Audit Committee does not have a member who qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002 because none of the members of the Board of Directors elected by the Stockholders qualifies. Each member of the Audit Committee is independent as defined by NASDAQ’s independence standards.

Compensation Committee. The Executive Committee is also constituted as the Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to compensation of executive officers, other compensation matters and awards. Currently, Bruce Krehbiel is chairman of the Compensation Committee.

Nominating Committee. The Board of Directors does not have a standing nominating committee. Each member of the Board of Directors participates in the consideration of director nominees. Because each member of the Board of Directors is independent as defined by NASDAQ’s independence standards , the Board believes that a standing nominating committee is not necessary.

Director Nomination Process

Class I Directors are divided into subclasses, and are qualified to serve and be nominated, on a regional basis. For this purpose, the Bylaws provide that the Company’s service territory is divided into the following four regions:

•	Eastern Region (one Class I director), which includes Florida, Georgia, Alabama, South Carolina, North Carolina, Virginia, Tennessee, Kentucky, West Virginia, Maryland, Delaware, Pennsylvania, New York, Connecticut, Rhode Island, Massachusetts, Vermont, New Hampshire, Maine, Ohio, Indiana, Michigan and Ontario, Canada;

•	Central Region (three Class I directors), which includes Louisiana, Mississippi, Arkansas, Missouri, Illinois, Iowa and Wisconsin;

•	Northwestern Region (two Class I directors), which includes Minnesota, North Dakota, South Dakota, Nebraska, Colorado, Wyoming, Montana, Idaho, Nevada, California, Oregon, Washington, Alaska, Hawaii, and Manitoba, Saskatchewan, Alberta and British Columbia, Canada; and

•	Southwestern Region (two Class I directors), which includes Kansas, Oklahoma, Texas, New Mexico, Arizona and Mexico.

All Class I directors must be residents of the region from which they are nominated and be employees of stockholders from such region. The Trustee of the Company’s Employee Stock Ownership Plan is deemed to be located within the Central Region.

At least three months prior to the annual meeting of stockholders, the board of directors appoints a nominating committee for each region that will be electing a board member at that meeting. The nominating committee for each region consists of three individuals who meet the qualifications to be a Class I director for such region and are employed by a stockholder from that region. The nominating committee, after consideration of any person put forth by a stockholder of their region or any person that it otherwise deems qualified, is requested to provide the board at least two and not more than three persons willing to serve as candidates for election as a director for their region. The nominating committee for the Northwestern Region was not able to obtain more than one candidate to be placed on the preference ballot, and the board of directors waived the requirement of providing at least two names for such preference ballot. As a result, the sole name placed on the preference ballot for the Northwestern Region was the incumbent director, Doug Derscheid. These nominees are then placed on a written preference ballot for the applicable region. The preference ballot is delivered at least 60 days and no more than 90 days prior to the annual meeting of stockholders with an instruction for each stockholder to indicate their preference for one nominee and return the ballot to the company by a specified date before the annual meeting. After considering the results of the preference ballots, the Board of Directors has authority for selecting the nominees for each position as a Class I director, for placing the names of such individuals into nomination and for soliciting proxies for the election of such nominees.

The Class II Director also has a unique nomination process. To nominate Class II directors, the Company solicits all of the Large Stockholders for indications of their preference for nominations for election. Any person submitted by at least two Large Stockholders is placed on a written preference ballot. Only a single person, Brent Bunte, was submitted by the Large Shareholders. The preference ballot is delivered at least 60 days and no more than 90 days prior to the annual meeting of stockholders with an instruction for each Large Stockholder to indicate their preference for one nominee and return the ballot to the Company by a specified date before the annual meeting. After considering the results of the preference ballots, the Board of Directors has authority for selecting the nominee for the position as a Class II director, for placing the name of such individual into nomination and for soliciting proxies for the election of such nominee.

The Class III Director is nominated by the board of directors without consideration of preference ballots. There are no specific qualifications for the nominee to be the Class III director.

Nominees may be suggested by any Stockholder entitled to vote in the election of directors at the meeting of Stockholders at which directors will be elected. In identifying and considering candidates for nomination, the Board of Directors considers, in addition to the requirements set out in the Company’s Bylaws, experience and expertise of the nominee compared to the range of talent and experience represented on the Board of Directors.

In its assessment of each potential candidate, the Board of Directors will conduct a background evaluation and review the nominee’s judgment; character and integrity; experience in business; independence; understanding of the Company’s business or other related industries; and such other factors the Board of Directors determines are pertinent in light of the current needs of the Board of Directors. The Board of Directors may use the services of a third-party executive search firm to assist it in identifying and evaluating possible nominees for director.

Stockholders who wish the Board of Directors to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Board of Directors in care of the Company’s Secretary, FCStone Group, Inc., 2829 Westown Parkway, Suite 200, West Des Moines, Iowa 50266, in accordance with the procedures described in “Election of Directors,” above. Recommendations by Stockholders that are made in accordance with these procedures will be evaluated in the same manner as other potential nominees considered by the Board of Directors.

The Company mailed preference ballots to the Large Shareholders and shareholders in the pertinent regions on October 21, 2005. The Board considered preference ballots received by November 30, 2005. Each of the nominees selected by the Board of Directors for election at the Annual Meeting was the person that received the majority of votes cast by the respective preference ballot for the applicable class and region.

Stockholder Communications

The Board has a procedure for Stockholders to send written communications to an individual director or the Board of Directors as a group. Such communications must be clearly addressed either to the Board of Directors or any individual director, at the election of the Stockholder, and sent to the Secretary of the Company at the address shown below, who will forward any communications received as indicated thereon:

FCStone Group, Inc.

Secretary

2829 Westown Parkway, Suite 200

West Des Moines, Iowa 50266

Director Compensation

The Board of Directors meets from time to time at such time and place as may be fixed by resolution adopted by a majority of the whole Board of Directors. Effective July 1, 2005, members of the Board of Directors receive an annual retainer of $10,000 paid quarterly. Members of the Board of Directors also receive a per diem payment of $500 for each day of activity on behalf of the Company, as well as direct reimbursement of travel expenses related to service on the Board of Directors. The Board Chairman receives an additional annual retainer of $10,000 and the Vice Chairman, Secretary/Treasurer and Audit Committee chairman each receive an additional annual retainer of $5,000.

Compensation Committee Interlocks and Insider Participation

Messrs. Krehbiel, Friedman and Parthemore have served as members of the Compensation Committee since 2005, and expect to continue to serve as members of the Compensation Committee after this Annual Meeting. None of the members of the Compensation Committee at any time has been one of our officers or employees. No interlocking relationship exists, or has existed in the past, between the Board of Directors or Compensation Committee and the Board of Directors or compensation committee of any other entity.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH OF THE CLASS I AND CLASS II NOMINEES SET FORTH ABOVE.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of KPMG LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending August 31, 2006. KPMG LLP has served as auditors for the Company beginning with fiscal year 1979. It is expected that representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and also will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the Stockholders for ratification as a matter of good corporate practice. If the Stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for 2005 and 2004, reviews of the financial statements included in the Company’s Forms 10-Q for 2005, and other services rendered by KPMG LLP during those periods. All audit and non-audit services provided to the Company by KPMG LLP were approved by the Company’s Audit Committee.

	Fiscal year ended August 31
	2004	2005
Audit Fees (1)	$215,650	$273,000
Audit-Related Fees (2)	170,000	97,700

Total Audit and Audit-related Fees	385,650	370,700
Tax Fees (3)	43,048	39,575
All Other Fees	0	0

Total Fees	$428,698	$410,275

(1)	Audit fees consist of fees for audits of the consolidated financial statements of the Company and quarterly reviews of financial statements included in the Company’s Form 10-Q filings for 2005. There were no Form 10-Q filings in 2004.

(2)	Audit-Related Fees consist of fees in conjunction with the Company’s Form S-4 and Form S-8 registration statements with the SEC.

(3)	Tax fees consist of fees for tax consultation and tax compliance services.

In making its determination regarding the independence of KPMG LLP, the Audit Committee considered whether the provision of the services covered in the sections herein regarding “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” was compatible with maintaining such independence.

Guidelines of FCStone Group, Inc.’s Audit Committee for Pre-Approval of Independent Registered Public Accounting Firm Services

The Audit Committee of the Board of Directors of the Company has adopted the following guidelines regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company:

•	The Audit Committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which must be approved by the Audit Committee prior to the completion of the audit.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The table below sets forth information, as of December 1, 2005 (unless otherwise indicated below), with respect to the beneficial ownership of shares of Common Stock by: (a) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (b) each director and director nominee, (c) each named executive officer in the Summary Compensation Table, and (d) the executive officers and directors of the Company as a group. Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

Name of Beneficial Owner	Number of Shares And Nature of Beneficial Ownership	Percent of Shares Outstanding
Principal Shareholders:
FCStone Group Employee Stock Ownership Plan (1)	448,692	9.3%
Directors and Executive Officers:
ESOP
Brent Bunte (2)	88,488	1.8
Jack Friedman (3)	30,000		*
Bruce Krehbiel (4)	30,658		*
Tom Leiting (5)	32,456		*
Eric Parthemore (6)	14,058		*
Dave Reinders (7)	93,324	1.9
Rolland Svoboda (8)	46,730	1.0
Doug Dercheid (9)	68,558	1.4
David Andresen (10)	10,095		*
Kenneth Hahn (11)	26,083		*
Paul G. Anderson (12)	11,348		*
Steve Speck	0	0
Stephan Gutierrez (12)	3,200		*
Jeff Soman (12)	6,650		*
Robert V. Johnson (12)	12,500		*
All directors and executive officers as a group (15 persons)	474,148	9.8

*	Signifies less than 1%

(1)	The address of the FCStone Group Employee Stock Ownership Plan is 2829 Westown Parkway, Suite 200, West Des Moines, Iowa 50266.

(2)	Represents shares held by NEW Cooperative, of which Mr. Bunte is Manager. Mr. Bunte disclaims beneficial ownership with respect to all shares.

(3)	Represents shares held by Innovative Ag Services, of which Mr. Friedman is Manager. Mr. Friedman disclaims beneficial ownership with respect to all shares.

(4)	Represents shares held by Kanza Cooperative, of which Mr. Krehbiel is Manager. Mr. Krehbiel disclaims beneficial ownership with respect to all shares.

(5)	Represents shares held by River Valley Cooperative, of which Mr. Leiting is Manager. Mr. Leiting disclaims beneficial ownership with respect to all shares.

(6)	Represents shares held by The Farmers Commission Company, of which Mr. Parthemore is President and CEO. Mr. Parthemore disclaims beneficial ownership with respect to all shares.

(7)	Represents shares held by Sunray Coop, of which Mr. Reinders is General Manager. Mr. Reinders disclaims beneficial ownership with respect to all shares.

(8)	Represents shares held by Pro Cooperative, of which Mr. Svoboda is General Manager. Mr. Svoboda disclaims beneficial ownership with respect to all shares.

(9)	Represents shares held by Central Valley Ag Cooperative, of which Mr. Derscheid is Manager. Mr. Derscheid disclaims beneficial ownership with respect to all shares.

(10)	Represents shares held by 4 Seasons Cooperative, of which Mr. Andresen is General Manager. Mr. Andresen disclaims beneficial ownership with respect to all shares.

(11)	Represents shares held by Planters Cooperative, of which Mr. Hahn is Manager. Mr. Hahn disclaims beneficial ownership with respect to all shares.

(12)	Represents shares held in an Employee Stock Ownership Plan account.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Each of our directors is an executive officer of a cooperative that is a Stockholder of the Company. Each of these cooperatives uses the services of the Company. The following table sets forth the amounts paid by these member cooperatives for our services during our fiscal year ended August 31, 2005.

Board Member	Board Member’s Cooperative	Amounts Paid by Cooperative to the Company for Services
Brent Bunte	NEW Cooperative	$113,258
Jack Friedman	Innovative Ag Services	74,350
Bruce Krehbiel	Kanza Cooperative	93,456
Tom Leiting	River Valley Cooperative	113,169
Eric Parthemore	Farmers Commission Company	47,734
Dave Reinders	Sunray Co-op	127,643
Rolland Svoboda	Pro Cooperative	133,892
Doug Derscheid	Central Valley Ag Cooperative	128,095
David Andresen	4 Seasons Cooperative	34,013
Kenneth Hahn	Planters Cooperative	169,615

The Company’s policy is that all transactions between the Company and its officers, directors and/or five percent Stockholders will be on terms no more favorable to those related parties than the terms provided to other customers of the Company.

EXECUTIVE COMPENSATION

The following summary compensation table summarizes compensation information with respect to our Chief Executive Officer and our four other most highly compensated executive officers for our most recent fiscal year. In this Proxy Statement, these individuals are referred to as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)
Paul G. (Pete) Anderson, President & Chief Executive Officer	$320,000	$442,560	(2)	—
Stephan Gutierrez, Executive Vice President & Chief Operating Officer	225,000	311,022	(3)(4)	—
Steve Speck, President & Chief Executive Officer-FGDI	175,000	38,547	(5)(4)	—
Jeff Soman, Executive Vice President-FCStone, LLC	165,000	188,007	(6)(4)	—
Robert V. Johnson, Executive Vice President & Chief Financial Officer	165,000	188,007	(7)(4)	—

(1)	None of the perquisites or other benefits paid exceeded the lesser of $50,000 or 10% of the total annual salary and bonus received by the executive.

(2)	Represents $391,583 paid under the Executive Short-Term Management Incentive Plan and $50,977 awarded under the deferred compensation provisions provided for in Mr. Anderson’s employment agreement.

(3)	Represents $275,332 paid under the Executive Short-Term Management Incentive Plan and $35,690 awarded under the Mutual Commitment Compensation Plan.

(4)	Bonuses awarded under the Mutual Commitment Compensation Plan vest at the end of the fifth year after the bonus was awarded. Participants receive 50% of the vested amount in his or her account in cash following the end of every plan year.

(5)	Represents $38,547 awarded under the Mutual Commitment Compensation Plan.

(6)	Represents $161,834 paid under the Executive Short-Term Management Incentive Plan and $26,173 awarded under the Mutual Commitment Compensation Plan.

(7)	Represents $161,834 paid under the Executive Short-Term Management Incentive Plan and $26,173 awarded under the Mutual Commitment Compensation Plan.

Stock Option Grants in Last Fiscal Year

There were no options granted to our named executive officers in fiscal year 2005, and there are no outstanding options granted to any executive officers or directors.

Employment Agreements

CEO Agreement. Paul G. (Pete) Anderson, our CEO, has signed an employment agreement that runs for unlimited successive annual terms. Each annual term ends on the date of the Company’s Annual Meeting. The Company and the CEO have agreed to the terms of a new employment agreement with a three year term, subject to the execution of a definitive written agreement which is currently being prepared. The material terms of the proposed agreement are set forth in Exhibit 10.2 of the Company’s annual report on Form 10-K, but a definitive agreement has not yet been signed. The material terms include a three year term, a minimum base salary of $350,000, a covenant not to compete and bonus and benefits as provided under the existing agreement. Under the existing agreement and the proposed new agreement, the CEO’s employment may be terminated by the Company for cause, by the CEO for good reason, or upon the death of the CEO. Mr. Anderson receives a base salary which is determined annually by the executive committee of the Board of Directors and participates in a short-term incentive plan which provides for his annual bonus. The agreement also provides that Mr. Anderson be paid deferred compensation in the amount of 15% of the annual bonus paid to the CEO.

Each annual contribution to the deferred compensation plan vests over a period of 5 years. If Mr. Anderson leaves the Company for any reason other than total disability, death or retirement, he loses the right to any unvested portion of the deferred compensation. Upon the termination of the agreement, Mr. Anderson retains no right to his annual salary or bonus, he only retains the right to the vested portion of his deferred compensation plan. There is no provision of the agreement that provides for any other severance payments to the CEO upon termination of the agreement. However, the CEO is entitled to the benefits of the Company’s change of control policy, which provides for a three year continuation of compensation, benefits and perquisites if, after a change of control, the CEO is terminated by the Company or its successor (except for cause) or the CEO terminates employment after a diminution of duties, reduction in the level of compensation, benefits or perquisites, or change of location or more than 50 miles.

Agreements of Other Executive Officers. All of our other named executive officers have signed agreements that provide that their employment is “at will.” These agreements may be terminated at any time and we are not obligated to make severance payments to any of these officers. The agreements contain a non-competition provision that runs for periods ranging from one year to eighteen months after termination. These named executive officers are also entitled to the benefits of the Company’s change of control policy, which provides for a three year continuation of compensation, benefits and perquisites if, after a change of control, the executive officer is terminated by the Company or its successor (except for cause) or the executive officer terminates employment after a diminution of duties, reduction in the level of compensation, benefits or perquisites, or change of location or more than 50 miles.

Long Term Incentive Plan

The FCStone Group, Inc. Long-Term Incentive Plan covers the five named executive officers listed in the Summary Compensation table. The Plan which went into effect on September 1, 2003, provides for awards to the covered officers at the end of the five year life cycle of the Plan. These awards will be based on increases in the Defined Equity, plus common and preferred stock redemptions, less stock issued, and after patronage distribution and a portion of dividends paid, tax and accrual for award, over the five-year life of the Plan. The threshold level of increase is a compounded 11% return on equity, at which point the participants are eligible to receive an award equal to 50% of their base salary at the beginning of the five-year life of the Plan. At the threshold level, the total award to the five participants is equal to 2.0% of the increase in the Defined Equity. As the Defined Equity increases over the threshold level, the total awards increase as a percentage of the increase in Defined Equity until the maximum level, which is based on a compounded 16% compounded return on equity, is reached. At the maximum level, the participants are eligible to receive an award equal to 200% of their base salary at the beginning of the Plan, which represents 4.9% of the increase in Defined Equity over the life of the Plan.

The Plan is administered by the Chairman of the Board, who retains the discretion to amend or terminate the Plan. At the termination of a participant’s employment, either by the Company or the participant, all rights under the Plan are forfeited, except that a participant may receive a prorated award if the participant terminates employment or retires after three years with the Company’s consent. A participant may also receive a prorated award upon the participant’s death, disability or retirement.

The participants are eligible for prorated awards in the event the Plan is terminated before the completion of the five-year life cycle. The prorated awards are based on the level of performance attained at the termination of the Plan and are payable immediately following the termination of the Plan. In the year ended August 31, 2005, the Company incurred no expense for the Plan, and made no payments to any participants under the Plan.

Pension Plan

We have a noncontributory defined benefit pension plan. The following table shows the approximate annual retirement benefits that participating executive officers are expected to receive under the plan based on their pay and years of credited service.

	Years of Service
Remuneration	10	15	20	25	30	35
$125,000	$15,625	$23,438	$31,250	$39,063	$46,875	$54,688
$150,000	$18,750	$28,125	$37,500	$46,875	$56,250	$65,625
$175,000	$21,875	$32,813	$43,750	$54,688	$65,625	$76,563
$200,000	$25,000	$37,500	$50,000	$62,500	$75,000	$87,500
$225,000	$28,125	$42,188	$56,250	$70,313	$84,375	$98,438
$250,000	$31,250	$46,875	$62,500	$78,125	$93,750	$109,375
$300,000	$37,500	$56,250	$75,000	$93,750	$112,500	$131,250
$400,000	$50,000	$75,000	$100,000	$125,000	$150,000	$175,000
$500,000	$62,500	$93,750	$125,000	$156,250	$187,500	$218,750

The Company’s defined benefit pension plan covers all compensation subject to the regulatory limit of annual compensation, which for 2005 was $210,000. The Chief Executive Officer also has a supplementary non-qualified pension plan that has the same provisions as the defined benefit pension plan except that it covers all compensation above the regulatory limit.

The estimated current credited years of service for each executive officer are as follows: Paul G. (Pete) Anderson-18 years; Steve Speck-14 years; Stephan Gutierrez-4 years; Jeff Soman-5 years; and Robert Johnson-24 years.

Above benefits are based on a straight-life annuity and are not subject to any Social Security or other offsets.

The monthly benefit formula for the Company defined benefit pension plan is 1.25% times the highest consecutive 5 year average monthly earnings times the number of years of credited service.

Directors’ and Officers’ Insurance

We currently maintain a directors’ and officers’ liability insurance policy that provides our directors and officers with liability coverage relating to certain potential liabilities.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee currently consists of three independent directors. The Compensation Committee is responsible for overseeing and evaluating the compensation of the executive officers of the Company and its subsidiaries (and their performance relative to their compensation) and assuring that such executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practices, and the requirements of the appropriate regulatory bodies.

Compensation Objectives and Philosophy

The Compensation Committee believes that the compensation of the Company’s executive officers should (i) encourage effective recruitment and retention of those individuals, and (ii) align the interests of those individuals with the interests of the Company and its shareholders. The Compensation Committee believes that it can achieve these goals by integrating compensation with the Company’s annual and long-term corporate strategic and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with similarly-sized companies, taking into account Company performance and geographic location, as well as individual responsibilities and performance. The components of executive officer compensation consist of base salary, annual bonus and a long-term incentive program. The compensation of each executive officer is based largely upon both individual and Company performance.

Annual Compensation—Executive Officers Other Than Chief Executive Officer

The Compensation Committee sets compensation by subjective evaluation of the individual performance of each executive and by marketplace valuations of comparable executives, although salary determinations are not based upon any specific or constant criteria.

Executives are eligible for annual incentive cash bonuses under the Company executive short-term management incentive plan based on individual and Company financial performance. The Compensation Committee has historically considered a variety of factors and criteria when determining annual incentive cash bonuses in accordance with the Compensation Committee’s business judgment. Currently, return on equity is the performance measure utilized under the short-term incentive plan. The Chief Executive Officer and Chief Operating Officer are entitled to a bonus of 25% of base salary, if the Company’s return on equity exceeds 10%, which bonus percentage increases as the return on equity increases. Similarly, the Chief Financial Officer and Chief Operating Officer-Stone Division are entitled to receive bonuses beginning at 20% of base salary if the Company’s return on equity exceeds 10%, which bonus percentage increases as the return on equity increases . The Compensation Committee has remained focused on the same criteria and factors during both financially successful fiscal years (such as the most recently completed fiscal year) and in years when the Company did not experience favorable financial results. The combination of base salary, annual cash bonuses and any long term incentive programs are intended to provide market level compensation reflecting the executive’s contributions to the Company’s financial performance and strategic objectives.

Chief Executive Officer Compensation

The Compensation Committee determines the compensation of the Chief Executive Officer using the same criteria as for the other executive officers. Paul G. Anderson has served as the Company’s Chief Executive Officer since 1999. For fiscal year 2005, the Compensation Committee approved and recommended to the Board of Directors for approval (which approval was granted by the Board of Directors), a base salary of $320,000 and a bonus of $391,583 for Mr. Anderson’s services.

Members of the Compensation Committee:

Bruce Krehbiel

Jack Friedman

Eric Parthemore

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is currently composed of three independent members of the Board of Directors (all of whom meet the independence requirements of the SEC) and operates under a written charter adopted by the Board of Directors. In addition, the Audit Committee does not have a member who qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee appoints and retains the Company’s independent registered public accounting firm which appointment is then confirmed and ratified by the Board of Directors. The selection is subsequently submitted to the Stockholders of the Company for ratification.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and Rule 2-02 of Regulation S-X under the Exchange Act.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2005 to be filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Brent Bunte

Bruce Krehbiel

Eric Parthemore

GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Our Common Stock became registered pursuant to Section 12 of the Exchange Act in January 2005. As a result of such registration, Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial holders of more than 10% of the Company’s Common Stock to report their initial ownership of the Company’s Common Stock and any subsequent change in that ownership to the SEC. The SEC has established specific due dates for these reports, and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.

Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended August 31, 2005 all Section 16(a) filing requirements applicable to its executive officers, directors and holders of ten percent or more of the Company’s equity securities were complied with, with five exceptions:

(1)	Jack E. Figley filed a Form 4 on November 4, 2005, which included the late reporting of his purchase of 2,500 shares of Company Common Stock on August 26, 2005. The purchase of stock was for Mr. Figley’s ESOP account.

(2)	Paul G. Anderson filed a Form 4 on November 4, 2005, which included the late reporting of his purchase of 11,347.819 shares of Company Common Stock on August 26, 2005. The purchase of stock was for Mr. Anderson’s ESOP account.

(3)	Jeff Soman filed a Form 4 on November 4, 2005, which included the late reporting of his purchase of 6,650 shares of Company Common Stock on August 26, 2005. The purchase of stock was for Mr. Soman’s ESOP account.

(4)	Robert V. Johnson filed a Form 4 on November 4, 2005, which included the late reporting of his purchase of 12,500 shares of Company Common Stock on August 26, 2005. The purchase of stock was for Mr. Johnson’s ESOP account.

(5)	Stephan Gutierrez filed a Form 4 on November 4, 2005, which included the late reporting of his purchase of 3,200 shares of Company Common Stock on August 26, 2005. The purchase of stock was for Mr. Gutierrez’s ESOP account.

Code of Ethics

We have adopted a code of ethics that applies to all employees of the Company, including employees of our subsidiaries, as well as each member of our Board of Directors. The code of ethics is available on our website at www.fcstone.com.

Performance Graph

The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presenting comparing cumulative, five-year stockholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. However, there is no established public trading market for the Company’s Common Stock. Therefore, the Company is unable to estimate the value of the Company’s Common Stock or present a line graph or any other information comparing the value of the Company’s Common Stock with any other index.

Stockholder Proposal Deadlines

Any Stockholder of the Company may propose business to be brought before the Company’s 2006 Annual Meeting of Stockholders to be held in the Company’s 2007 fiscal year. A Stockholder proposal not included in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders to be held in the Company’s 2007 fiscal year will be ineligible for presentation at the meeting unless the Stockholder gives timely notice in writing of the Stockholder’s intent to propose such business and otherwise complies with the provisions of the Company’s Bylaws. The Bylaws of the Company require that for business to be properly brought before an annual Stockholders’ meeting, a Company Stockholder must give timely notice in writing to the Secretary of the Company. To be timely, a Stockholder notice must be delivered to or mailed and received at the Company’s principal executive officers not less than 120 calendar days prior to the date of such meeting. The Stockholder’s notice to the Company shall set forth: (a) a brief description of the business desired to be brought before the Annual Meeting, (b) the reasons for conducting such business at the Annual Meeting, and any material interest in such business of such Stockholder and the beneficial owner (as such term is defined in Rule 13d-3 as then in effect under the Exchange Act), if any, on whose behalf the proposal is made, (c) the name and address (as they appear on the Corporation’s books) of the Stockholder giving the notice and of the beneficial owner, if any, on whose behalf the proposal is made; (d) the class and number of shares of the Company that are beneficially owned (as such term is defined in Rule 13d-3 as then in effect under the Exchange Act) and of record by such Stockholder and such beneficial owner; and (e) all other information with respect to each such matter as would have been required to be included in a proxy statement filed pursuant to Regulation 14A, as then in effect under the Exchange Act, had proxies been solicited by the Board of Directors with respect thereto.

Proposals by Stockholders of Common Stock which are intended to be presented at the 2006 Annual Meeting of Stockholders to be held in the Company’s 2007 fiscal year must be received by the Company no later than August 9, 2006, to be eligible for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. Such proposals must also comply in full with the requirements of Rule 14a-8 under the Exchange Act.

Because no pending notice has been received in a timely manner, the only items of business which may be properly brought before the Annual Meeting are the matters set forth herein or those brought before the meeting by or at the direction of the Board of Directors. The Board of Directors does not intend to present any matter for action at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect of such matters in accordance with their best judgment.

Expenses of Solicitation

This proxy solicitation is being made by the Board of Directors of the Company. All costs of this solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of the Company. The Company may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of Common Stock held of record by such persons.

Annual Report

The Company filed its Annual Report for the fiscal year ended August 31, 2005 on Form 10-K with the SEC on November 29, 2005. A copy of the Annual Report, including audited financial statements and the report thereon by KPMG LLP, is included with this Proxy Statement.

The Company will provide without charge to each stockholder solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended August 31, 2005. A written request for such report should be directed to Paul G. Anderson, Chief Executive Officer, FCStone Group, Inc., 52829 Westown Parkway, Suite 200, West Des Moines, Iowa 50266. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Common Stock of the Company on December 1, 2005. Exhibits to the 10-K will be mailed upon similar request and payment of specified fees. The 2005 Form 10-K is also available through the SEC’s web site (www.sec.gov).

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ ERIC PARTHEMORE
Eric Parthemore
Secretary

West Des Moines, Iowa

December 7, 2005

APPENDIX A

FCSTONE GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

(Adopted May 11, 2005)

I.	PURPOSES

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) of FCStone Group, Inc. (the “Company”) in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of the Company’s financial reporting to any governmental or regulatory body, the public or other users thereof; (ii) the Company’s systems of internal accounting and financial and disclosure controls; (iii) the qualifications, engagement, compensation, independence and performance of the Company’s independent auditors, their conduct of the annual audit, and their engagement for any other services; (iv) the Company’s legal and regulatory compliance; and (v) the preparation of the audit committee report required by the rules of the Securities and Exchange commission (the “SEC”) to be included in the Company’s annual proxy statement, if necessary.

In discharging its duties, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, independent auditors or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’ counsel, independent auditors and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, independent auditors, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, each of whom the Board has determined meet the independence requirements established by the Board and applicable laws and regulations. All members of the Committee shall, in the judgment of the Board, have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, statement of income and statement of cash flows. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the event the Board does not designate a Chairman, the Committee members may appoint their own Chairman by majority vote. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly scheduled basis at least two times per year or more frequently as circumstances dictate. The Committee shall meet regularly with the internal auditor, if any, and the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of senior management present. The Committee shall establish its own schedule. Meetings of the Committee may be held telephonically. All meetings and other actions of the Committee will be held and taken pursuant to the Bylaws of the Company (including, without limitation, bylaw provisions governing notice of meetings and waiver thereof, the number of Committee members required to take actions at meetings and by written consent) and the General Corporation Law of the State of Iowa.

IV.	KEY RESPONSIBILITIES

The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that Company management and the independent auditor have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work and it is not the duty or the responsibility of the Committee or its members to plan or conduct auditing or accounting reviews or procedures or otherwise determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”).

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. In particular, any of these activities relating to the conduct of the audit shall be applicable only for fiscal 2005 and thereafter and, to the extent these duties are related to rules and regulations of the SEC, the Public Company Accounting Oversight Board or other governmental agencies, they shall conform with the requirements thereof and be undertaken as such rules and regulations become applicable to the Company, if at all. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time:

A.	Oversee the Independent Auditors

1.	Select, appoint, evaluate (taking into account opinions of management and the internal auditors, if any, and include and evaluation of the lead audit partners(s)), compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee and will, in all respects, be accountable to the Committee;

2.	Review and approve the terms of the independent auditor’s retention, engagement and scope of the annual audit, and pre-approve any audit-related and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor (with pre-approvals disclosed as appropriate in the Company’s periodic public filings);

3.	On an annual basis: (i) review an Auditors’ Statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1 (as modified or supplemented); and (ii) consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

4.	Review and discuss with management, the independent auditor and the internal auditor, if any: (i) any significant findings during the year, including the status of previous audit recommendations; (ii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) or any other audit problems or difficulties encountered in the course of audit work; (iii) any restrictions on the scope of activities or access to required information; (iv) any changes required in the scope of the audit plan; (v) the audit budget and staffing; and (vi) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

5.	Review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor.

B.	Oversee Internal Audit, Internal Controls and Risk Management

1.

Review and discuss with management, the independent auditor and the internal auditor, if any: (i) the adequacy of the Company’s internal and disclosure controls and procedures, (including computerized information system disclosure controls and security), including whether such controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported; (ii) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (iv) related findings and recommendations of management together with the independent auditor’s attestation report;

2.	Review and discuss with management and the independent auditor any significant risks or exposures and assess the steps management has taken to minimize such risks; and discuss with management and the independent auditor, and oversee the Company’s underlying policies with respect to, risk assessment and risk management;

3.	Establish and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

4.	Receive regular reports from the internal auditor, if any, and consult with management about any changes with such personnel and their performance evaluations and compensation.

C.	Oversee Financial Reporting

1.	Review and discuss with management and the independent auditor: (i) all critical accounting policies and practices used by the Company; (ii) any significant changes in Company accounting policies; (iii) any material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use alternative treatments and the treatment preferred by the accounting firm; and (iv) any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports;

2.	Inquire as to the independent auditor’s view of the accounting treatment related to significant new transactions or other significant impact on the Company’s financial reports;

3.	Review and discuss with the independent auditor the matters required to be discussed with the independent auditor by: (i) Statement of Auditing Standards No. 61, including the auditor’s responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, accounting estimates used by the Company and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention; (ii) Statement of Auditing Standards No. 90, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; and (iii) Statement of Auditing Standards No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP;

4.	Review and discuss with management and the independent auditor any material financial or non-financial arrangements that do not appear on the financial statements of the Company, including any “off-balance sheet arrangements,” as such term is defined in Item 303 of Regulation S-K promulgated by the SEC;

5.	Review and discuss with the independent auditor: (i) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (ii) any “management” or “internal control” letter issues, or proposed to be issued, by the independent auditors to the Company or any other material written communications between the accounting firm and management, such as any management letter or schedule of “unadjusted differences;”

6.

Review the Company’s financial statements, including: (i) prior to public release, review and, as necessary, discuss with management and the independent auditor the Company’s annual and quarterly financial statements to be filed with the SEC (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any certifications regarding the financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company’s senior executive and financial officers); and (ii) with respect to the independent auditor’s annual audit report and certification, before release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss the adequacy of the Company’s system of internal accounting and financial controls, the appropriateness of the accounting principles used to and judgments made in the preparation of the Company’s audited financial statements, and the quality of the Company’s financial reports; (iii) meet separately and periodically with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditor; (iv) recommend to the Board whether to include the audited annual financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC; and (v) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditor;

7.	In accordance with Section 404 of the Sarbanes-Oxley Act, as applicable, at least annually, review a report by the independent auditor describing; (i) the firm’s internal control procedures; (ii) to the extent required and in accordance with applicable rules and regulations, any material issues raised by the most recent internal control review of the firm, or by any review, inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company (to be set out in a formal written statement); and

8.	Review periodically: (i) legal and regulatory matters that may have a material impact on the Company’s financial statement; and (ii) the scope and effectiveness of compliance policies and programs.

D.	Report and Evaluate

1.	Oversee the preparation and approve all reports required by the Committee, including the report for inclusion in the Company’s annual proxy statement, if any, stating whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters required to be discussed by SAS Nos. 61 and 90; (iii) has received the written disclosure and letter from the independent auditors (describing their relationships with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, has recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the SEC;

2.	Review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate;

3.	Report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function) and any other matters the Committee deems appropriate or the Board requests; and

4.	Maintain minutes or other records of Committee meetings and activities.

PROXY

FCSTONE GROUP INC.

2829 Westown Parkway, Suite 200

West Des Moines, Iowa 50266

This proxy is solicited on behalf of the Board of Directors of FCSTONE GROUP INC. (the “Company”) for the Annual Meeting of Stockholders to be held on January 5, 2006.

The undersigned hereby appoints Bruce Krehbiel, Paul (“Pete”) Anderson, Robert V. Johnson, and David A. Bolte, and each of them, as Proxies to vote the shares of the undersigned at the 2005 Annual Meeting of FCSTONE GROUP INC. (“Company”) as follows:

(1)	Election of Directors

Directors Recommend a Vote for Election of the following nominees: Bruce Krehbiel, Tom Leiting, Brent Bunte, Doug Derscheid

☐	FOR ALL NOMINEES

☐	AGAINST ALL NOMINEES

☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY VOTE FOR INDIVIDUAL NOMINEES
Write name or names for whom authority is withheld:

_____________________________________________________________________________________

_____________________________________________________________________________________
A vote will be cast “For” any Nominees not listed

(2)	Independent Registered Public Accounting Firm of the Company for Fiscal Year 2006

Directors Recommend a Vote for Ratification of the Selection of KPMG LLP

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

(3)	Other Matters

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY INCLUDES THE TERMS WRITTEN ON THE REVERSE SIDE.

<<Insert Shareholder name & address>>	Number of Common Shares Held:________

DATED: __________________________________________, 200__

BY:
Authorized Officer or Agent

NOTE: PLEASE DATE, SIGN, AND RETURN THIS PROXY TO THE COMPANY’S GENERAL COUNSEL, DAVID BOLTE, BY THE ENCLOSED RETURN ENVELOPE.

Terms of Proxy

1.	The proxy holders, and each of them, shall have full power of substitution and full power to vote and act with respect to all shares of Common Stock of the Company which the signatory would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on January 5, 2006, and at any adjournment thereof.

2.	This proxy when properly executed will be voted in the manner as directed herein. If no direction is made, this proxy will be voted FOR election of each nominee to the Board of Directors named in this Proxy and on other matters in the discretion of the proxy holders. Authority to vote for any individual nominee(s) may be withheld by marking that instruction and writing the name(s) of such nominee(s) in the space provided.

3.	The signatory hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated December 7, 2005, and ratifies all that said proxy, or his substitutes, may lawfully do by virtue hereof, and revokes all former proxies.

Dear Fellow Employee Participants in the FCStone ESOP:

On August 31, 2005, our Company completed another successful year, and its first year that included employee ownership through an ESOP.

Enclosed you will find the following important items pertaining to your ESOP interests:

1.	Notice of 2005 Annual Meeting and Proxy Statement.

2.	Annual Report on Form 10-K.

3.	Voting Instructions for the Annual Meeting to be completed and sent to Associated Benefits Corporation for submission to the ESOP Trustee.

4.	Dividend payment letter and an “Election Form With Respect to Dividends on ESOP Shares.” This form is to be returned to Associated Benefits Corporation on or before December 31, 2005.

5.	ESOP Prospectus.

The Voting Instruction allows you to direct the ESOP Trustee as to the voting of your share interests in the ESOP at the Annual Meeting. If the Trustee does not receive your voting instructions before 5:00 p.m. CDT on January 4, 2006, such shares will be voted by the Trustee as directed by the Plan Administrator. It is the present intention of the Plan Administrator to direct the Trustee to vote for all director nominees and to vote in favor of a ratification of KPMG LLP as the Company’s independent public accounting firm for 2006.

The dividend Election Form should be completed and returned to Associated Benefits Corporation to instruct the ESOP Trustee to either invest your dividend in additional FCStone common stock or to pay the dividend to you in cash in the first quarter of 2006. Please read the dividend letter and ESOP Prospectus that further describes your choices and the income tax treatment of each. If you do not return an instruction, the ESOP Trustee will invest the dividend in FCStone common stock.

Thank you for the confidence you have expressed in the Company by joining me as an ESOP Participant. As your CEO, I look forward to working with you in the year ahead to move our Company toward even greater success. On a personal note, best wishes to you and your families for the holiday season and in the company year.

If you have any questions, please contact me, Dave Bolte, or Bob Johnson.

Very truly yours,

Pete Anderson

VOTING INSTRUCTION

This voting instruction is requested by Gold Trust Company, as Trustee (“Trustee”) of the FCStone Group Employee Stock Ownership Plan (“ESOP”), in conjunction with a proxy solicitation by the Board of Directors of FCStone Group, Inc. Please read the enclosed Proxy Statement and the 2005 Annual Report for more information regarding the Annual Meeting of the Stockholders of FCStone Group, Inc. to be held on January 5, 2006 (“Annual Meeting”).

The undersigned states: I am a participant in the ESOP. I hereby instruct the Trustee to vote, in person or by proxy, at the Annual Meeting to be held on January 5, 2006, or any adjournment of the meeting, all shares of Common Stock of FCStone Group, Inc. attributable to my ESOP account, as indicated on this voting instruction. These instructions shall be confidential. The Trustee shall vote such shares in accordance with the directions indicated on this voting instruction. If the Trustee does not receive your voting instructions before 5:00 p.m. CDT on January 4, 2006, such shares will be voted by the Trustee as directed by the Plan Administrator. It is the present intention of the Plan Administrator to direct the Trustee to vote for all director nominees and to vote in favor of a ratification of KPMG LLP as the Company’s independent public accounting firm for 2006.

I acknowledge receipt of FCStone Group, Inc.’s Notice of Annual Meeting of Stockholders, dated December 7, 2005, Proxy Statement and 2005 Annual Report.

THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED.

(1)	Election of Directors

Directors Recommend a Vote for Election of the following nominees: Bruce Krehbiel, Tom Leiting, Brent Bunte, Doug Derscheid

☐	FOR ALL NOMINEES

☐	AGAINST ALL NOMINEES

☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY VOTE FOR INDIVIDUAL NOMINEES
Write name or names for whom authority is withheld:

_____________________________________________________________________________________

_____________________________________________________________________________________
A vote will be cast “For” any Nominees not listed

(2)	Independent Registered Public Accounting Firm of the Company for Fiscal Year 2006

Directors Recommend a Vote for Ratification of the Selection of KPMG LLP

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

* Insert Shareholder name & address	Number of Common Shares Held:________

DATED: _____________________________, 200__

SIGNATURE:

Please sign exactly as your name(s) appears on the voting instruction.